As filed with the Securities and Exchange Commission on October 18, 2007.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 18, 2007

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 18, 2007, Bank of America Corporation (the “Registrant”) announced financial results for the third quarter ended September 30, 2007, reporting third quarter net income of $3.70 billion and diluted earnings per common share of $0.82. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2007 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 18, 2007, the Registrant held an investor conference call and webcast to disclose financial results for the third quarter ended September 30, 2007. The Supplemental Information package for use during this conference call is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 7.01. All information in the Supplemental Information package is presented as of September 30, 2007, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

ITEM 8.01. OTHER EVENTS.

On October 18, 2007, the Registrant announced financial results for the third quarter ended September 30, 2007, reporting third quarter net income of $3.70 billion and diluted earnings per common share of $0.82. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2007 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release dated October 18, 2007 with respect to the Registrant’s financial results for the third quarter ended September 30, 2007.

99.2	Supplemental Information prepared for use on October 18, 2007 in connection with financial results for the third quarter ended September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty Chief Accounting Officer

Dated: October 18, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 18, 2007 with respect to the Registrant’s financial results for the third quarter ended September 30, 2007.

99.2	Supplemental Information prepared for use on October 18, 2007 in connection with financial results for the third quarter ended September 30, 2007.